UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio		43659
(Address of Principal Executive Offices)		(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2023, Daniel T. Smith, Executive Vice President and Chief Growth Officer, notified Owens Corning (the “Company) that he intends to retire. To help ensure a smooth transition of his responsibilities, the Company and Mr. Smith entered into a Retirement Transition Agreement on August 4, 2023 (the “Transition Agreement”).

Pursuant to the terms of the Transition Agreement, Mr. Smith will transition from full-time Executive Vice President and Chief Growth Officer to part-time Executive Consultant, effective September 1, 2023 (the “Transition Date”), and will fully retire on February 15, 2024, at which time his employment with the Company will terminate (the “Retirement Date”). As of the Transition Date, Mr. Smith will no longer serve as an executive officer of the Company. Upon the Transition Date and until the Retirement Date (the “Transition Period”), Mr. Smith will serve as an employee of the Company providing transition advice and consultation service to the leaders of his existing teams and to the Company’s Chief Executive Officer. During the Transition Period, Mr. Smith’s base salary will be reduced by 80% to an annualized salary of $124,000 per year, and his 2023 annual incentive rate will be 75% of the new base salary. Mr. Smith will not participate in an annual incentive award for 2024. Consistent with the terms of the Company’s Phased Retirement Program that is available for employees at all levels of the Company, Mr. Smith will have continued access to Company benefits until his Retirement Date. The Transition Agreement contains a customary release of claims in favor of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

August 8, 2023	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Executive Vice President and Chief Financial Officer